SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2004

DIVIDEND CAPITAL TRUST INC.

(Exact name of small business issuer as specified in its charter)

Maryland	333-113170	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number)

Item 2. Acquisition or Disposition of Assets

Purchase of Bondesen Business Park, Beltway 8 Business Park and Rittiman Business Park (previously referred to as the Vantage Portfolio). We previously filed a Form 8-K dated June 3, 2004 on June 18, 2004 with regard to the acquisition of Bondesen Business Park, Beltway 8 Business Park and Rittiman Business Park (collectively the “BBR Properties”) without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information. Due to the non-related party nature of this transaction, only audited statements for the year ended December 31, 2003 are required. The Company is not aware of any material factors relating to the BBR Properties, other than as discussed in Note 2, that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.
August 17, 2004

	By:	/s/ Evan H. Zucker
Evan H. Zucker
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Trust Inc.

Denver, Colorado

We have audited the accompanying statement of revenue and certain expenses of the Bondesen Business Park, Beltway 8 Business Park and Rittiman Business Park (collectively the “BBR Properties”) for the year ended December 31, 2003. This financial statement is the responsibility of BBR Properties’ management. Our responsibility is to express an opinion on this financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the BBR Properties revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Bondesen Business Park, Beltway 8 Business Park and Rittiman Business Park for the year ended December 31, 2003, on the basis of accounting described in Note 1.

/s/    Ehrhardt Keefe Steiner & Hottman PC

August 6, 2004

Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

Bondesen Business Park, Beltway 8 Business Park and Rittiman Business Park

Statements of Revenue and Certain Expenses

	For the Three Months Ended March 31, 2004	For the Year Ended December 31, 2003
	(Unaudited)
Revenues
Rental income	$1,094,677	$3,648,619
Other revenues	351,521	1,101,011

Total revenues	1,446,198	4,749,630

Certain expenses
Real estate taxes	231,422	925,686
Operating expenses	148,465	535,977
Insurance	30,618	135,399
Management fees	42,638	156,638

Total certain expenses	453,143	1,753,700

Excess of revenue over certain expenses	$993,055	$2,995,930

See notes to financial statements.

DIVIDEND CAPITAL TRUST INC.

Notes to Financial Statements

(Information for March 31, 2004 is Unaudited)

Note 1 - Description of Business, Basis of Presentation and Summary of Significant Accounting Policies

The accompanying statements of revenue and certain expenses reflect the operations of the Bondesen Business Park, Beltway 8 Business Park and Rittiman Business Park (collectively “BBR Properties”) for the three months ended March 31, 2004 (unaudited) and for the year ended December 31, 2003. The BBR Properties consist of six service centers and five distribution facilities located in Houston, Texas and two distribution facilities located in San Antonio, Texas. The BBR Properties contain 798,412 rentable square feet collectively. As of December 31, 2003, the BBR Properties had an occupancy percentage of 78%.

The BBR Properties were acquired by Dividend Capital Trust Inc. from an unrelated party on June 3, 2004 for a total cost, including acquisition costs, of approximately $50.8 million, which was paid with proceeds from a public offering. Such costs included an acquisition fee of $500,000 paid to an affiliate.

The accounting records of BBR Properties are maintained on the accrual basis. The accompanying statements of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and excludes certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of BBR Properties.

BBR Properties recognizes revenue from tenant leases on a straight-line basis over the life of the related lease. The results of operations can be significantly impacted by the rental market of the Houston, Texas and San Antonio, Texas regions.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Interim Information (unaudited) - In the opinion of management, the unaudited information as of March 31, 2004 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the three months ended March 31, 2004. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results except as it relates to the tenant buy-out in February 2004, as discussed in Note 2, which resulted in $190,000 in revenue during the three months ended March 31, 2004.

DIVIDEND CAPITAL TRUST INC.

Notes to Financial Statements

(Information for March 31, 2004 is Unaudited)

Note 2 - Operating Leases

BBR Properties’ revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases. BBR Properties records rental revenue for the full term of the lease on a straight-line basis. In this case, where the minimum rental payments increase over the life of the lease, BBR Properties records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental revenue of approximately $32,000 and $26,000 for the periods ended March 31, 2004 and December 31, 2003, respectively.

Future minimum lease payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2003, are as follows:

Year Ending December 31,
2004	$3,808,786
2005	3,525,126
2006	2,888,198
2007	2,491,516
2008	1,341,994
Thereafter	2,478,838

$16,534,458

Tenant reimbursements of operating expenses are included in other revenue in the accompanying statements of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2003, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2003 Revenues	% of Future Minimum Revenues
A	Disaster Restoration	August 2011	20%	22%

B	Graphic Design	December 2007 and October 2011	12%	19%

C	Wholesale Electrical Distribution	October 2005	10%	4%

In February 2004, tenant A above entered into an agreement to buy out a portion of its lease for $190,000 pursuant to the terms of the agreement of which $100,000 has been collected. The future minimum lease payments and related percentages above reflect the agreement. Certain leases above contain tenant lease renewal options for various periods under various terms that may or may not be similar to the existing leases.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Financial Information

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regards to Bondesen Business Park, Beltway 8 Business Park and Rittiman Business Park (collectively “BBR Properties”) which the Company acquired from an unrelated third party on June 3, 2004 and for which this Form 8-K/A is being filed.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of Dividend Capital Trust Inc. (the “Company”) as of March 31, 2004 as adjusted for (i) the acquisition of the properties made subsequent to March 31, 2004, and (ii) the issuance of the Company’s common stock as if these transactions had occurred on March 31, 2004.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 combine the historical operations of the Company with (i) the incremental effect of properties acquired in 2003, (ii) the historical operations of properties acquired subsequent to December 31, 2003, (iii) the issuance of debt and (iv) the issuance of the Company’s common stock, as if these transactions had occurred on January 1, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the three months ended March 31, 2004 combine the historical operations of the Company with (i) the incremental effect of properties acquired in 2004, and (ii) the issuance of the Company’s common stock subsequent to December 31, 2003, as if these transactions had occurred on January 1, 2004.

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Balance Sheet

March 31, 2004

	DCT Historical (1)	Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net investment in real estate	$179,068,586	$65,661,658	(2)	$—		$244,730,244
Cash and cash equivalents	67,778,021	(65,661,658	)(2)	85,263,597	(3)	87,379,960
Other assets, net	6,246,118	—		—		6,246,118

Total Assets	$253,092,725	$—		$85,263,597		$338,356,322

Liabilities and Stockholders’ Equity
Mortgage note	$40,402,471	$—		$—		$40,402,471
Line of credit	1,900,000	—		—		1,900,000
Financing obligation	4,615,102	—		—		4,615,102
Accounts payable and other liabilities	7,353,617	—		—		7,353,617

Total Liabilities	54,271,190	—		—		54,271,190

Minority Interest	1,000	—		—		1,000

Shareholders’ Equity:
Common stock	198,820,535	—		85,263,597	(3)	284,084,132

Total Shareholders’ Equity	198,820,535	—		85,263,597		284,084,132

Total Liabilities and Shareholders’ Equity	$253,092,725	$—		$85,263,597		$338,356,322

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1)	Reflects the historical consolidated balance sheet of the Company as of March 31, 2004. Please refer to Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2004.

(2)	Reflects the acquisition of properties that were acquired subsequent to March 31, 2004. These properties were acquired using the net proceeds from the Company’s public offerings. The total cost of these facilities, including acquisitions costs and acquisition fees paid to an affiliate, was approximately $65.7 million.

(3)	A certain amount of capital was raised through the Company’s public offering subsequent to March 31, 2004 which was used to fund the acquisition of the properties subsequent to March 31, 2004. As such, the net proceeds from the shares that were sold subsequent to March 31, 2004 through June 3, 2004, the date of the latest acquisition, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company’s public offering:

Shares Sold from March 31, 2004 through June 3, 2004	9,473,733
Gross Proceeds	$94,737,330
Less Selling Costs	(9,473,733)

Net Proceeds	$85,263,597

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

	DCT Historical (1)	2003 Acquisitions		2004 Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
REVENUE:
Rental revenue	$2,645,093	$8,194,285	(2)	$9,971,617	(5)	$(768,173	)(7)	$20,042,822
Other income	61,364	—		—		—		61,364

Total Income	2,706,457	8,194,285		9,971,617		(768,173)		20,104,186

EXPENSES:
Operating expenses	366,650	2,159,121	(2)	2,784,459	(5)	—		5,310,230
Depreciation & amortization	1,195,330	4,898,414	(3)	6,561,895	(6)	—		12,655,639
Interest expense	385,424	1,980,625	(4)	—		—		2,366,049
General and administrative expenses	411,948	—		—		—		411,948

Total Operating Expenses	2,359,352	9,038,160		9,346,354		—		20,743,866

NET INCOME (LOSS)	$347,105	$(843,875)		$625,263		$(768,173)		$(639,680)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	3,987,429	—		—		28,285,771	(8)	32,273,200

Diluted	4,007,429	—		—		28,285,771	(8)	32,293,200

NET INCOME (LOSS) PER COMMON SHARE
Basic and diluted	$0.09							$(0.02)

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

(1)	Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2003. Please refer to Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

(2)	The following table sets forth the incremental rental revenues and operating expenses of the properties acquired during 2003 for the year ended December 31, 2003 based on the historical operations of such properties for the periods prior to acquisition.

Property	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Bridgestone/Firestone Distribution Center	6/9/2003	$—	$—	$—
Chickasaw Distribution Center	7/22/2003	802,031	217,995	584,036
Rancho Technology Park	10/16/2003	—	—	—
Mallard Lake Distribution Center	10/29/2003	803,627	13,063	790,564
West by Northwest Business Center	10/30/2003	368,977	253,354	115,623
Park West, Pinnacle & DFW Distribution Facilities	12/15/2003	5,191,090	1,496,064	3,695,026
Plainfield Distribution Center	12/22/2003	1,028,560	178,645	849,915

Total		$8,194,285	$2,159,121	$6,035,164

The properties acquired during 2003 were acquired with the net proceeds from the Company’s initial public offering, borrowings on the senior secured revolving credit facility and the borrowings on the mortgage indebtedness.

The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition. As such, no rental revenues and operating expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

(3)	The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2003 property acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2003 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, Business Combinations (“SFAS No. 141”).

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Bridgestone/Firestone Distribution Center	6/9/2003	$2,544,999	$21,938,672	$24,483,671	$—
Chickasaw Distribution Center	7/22/2003	1,140,561	13,779,870	14,920,431	464,957
Rancho Technology Park	10/16/2003	2,789,574	7,002,354	9,791,928	—
Mallard Lake Distribution Center	10/29/2003	2,561,328	8,808,242	11,369,570	274,304
West by Northwest Business Center	10/30/2003	1,033,352	7,563,574	8,596,926	356,670
Park West Distribution Facilities	12/15/2003	3,348,000	22,893,585	26,241,585	1,050,368
Pinnacle Industrial Center	12/15/2003	1,587,762	27,838,070	29,425,832	1,523,983
DFW Trade Center	12/15/2003	980,666	10,381,628	11,362,294	688,622
Plainfield Distribution Center	12/22/2003	1,394,147	14,259,728	15,653,875	539,510

Total 2003 Acquisitions		$17,380,389	$134,465,723	$151,846,112	$4,898,414

The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition and therefore no depreciation or amortization expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

(4)	The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2003 and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$1,000,000	Senior Secured Revolving Credit Facility	Annual interest rate equal to adjusted LIBOR plus 1.125% or (at the election of Dividend Capital) 1.0% over the Prime rate.	$40,000

$40,500,000	Mortgage Note	Annual interest rate equal to 5.0%.	$1,940,625

		Total	$1,980,625

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

(5)	The following table sets forth the incremental rental revenues and operating expenses for the year ended December 31, 2003 for the properties acquired during 2004 based on their respective historical operations of such properties for the periods prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Eastgate Distribution Center III	3/19/2004	$1,777,697	$386,335	$1,391,362
Newpoint Place I	3/31/2004	1,571,163	286,356	1,284,807
Northwest and Riverport Centers	5/03/2004	1,873,127	358,068	1,515,059
BBR Properties	6/03/2004	4,749,630	1,753,700	2,995,930

Total		$9,971,617	$2,784,459	$7,187,158

The properties acquired in 2004 were acquired with the net proceeds raised from the Company’s public offerings.

(6)	The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2004 property acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$663,169
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	628,861
Northwest Business Center and Riverport Commerce Center	5/03/2004	2,317,500	12,558,107	14,875,607	1,422,040
BBR Properties	6/03/2004	2,117,679	48,668,372	50,786,051	3,847,825

Total		$8,023,652	$87,485,965	$95,509,617	$6,561,895

(7)	This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS 141.

(8)	For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of the latest acquisition, June 3, 2004, have been outstanding since January 1, 2003.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2004

	DCT Historical (1)	2004 Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
REVENUE:
Rental revenue	$3,581,911	$2,619,399	(2)	$(192,043	)(4)	$6,009,267
Other income	13,324	—		—		13,324

Total Income	3,595,235	2,619,399		(192,043)		6,022,591

EXPENSES:
Operating expenses	797,850	669,196	(2)	—		1,467,046
Depreciation & amortization	1,646,277	1,640,474	(3)	—		3,286,751
Interest expense	650,588	—		—		650,588
General and administrative expenses	328,074	—		—		328,074

Total Operating Expenses	3,422,789	2,309,670		—		5,732,459

NET INCOME (LOSS)	$172,446	$309,729		$(192,043)		$290,132

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	16,579,579	—		15,693,621	(5)	32,273,200

Diluted	16,599,579	—		15,693,621	(5)	32,293,200

NET INCOME (LOSS) PER COMMON SHARE	$0.01					$0.01
Basic and diluted

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2004

(Unaudited)

(1)	Reflects the historical consolidated statement of operations of the Company for the three months ended March 31, 2004. Please refer to Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2004.

(2)	The following table sets forth the pro forma incremental rental revenues and operating expenses of the properties acquired during 2004 for the three months ended March 31, 2004 based on their respective historical operations of such properties for the period prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Eastgate Distribution Center III	3/19/2004	$447,437	$86,824	$360,613
Newpoint Place I	3/31/2004	333,875	66,511	267,364
Northwest and Riverport Centers	5/03/2004	391,889	62,718	329,171
BBR Properties	6/03/2004	1,446,198	453,143	993,055

Total		$2,619,399	$669,196	$1,950,203

The properties acquired in 2004 were acquired with the net proceeds raised from the Company’s public offerings.

(3)	The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2004 property acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$165,792
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	157,215
Northwest Business Center and Riverport Commerce Center	5/03/2004	2,317,500	12,558,107	14,875,607	355,510
BBR Properties	6/03/2004	2,117,679	48,668,372	50,786,051	961,957

Total		$8,023,652	$87,485,965	$95,509,617	$1,640,474

(4)	This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS 141.

(5)	For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of the latest acquisition reported herein, June 3, 2004, have been outstanding since January 1, 2003.